SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                  Date of Report:  May12, 1997


                     NPC INTERNATIONAL, INC
     (Exact name of registrant is specified in its charter)

                             Kansas
                    (State of incorporation)


     0-13007                                 48-0817298
(Commission Identification No.)                   (IRS Employer
Identification No.)

         720 West 20th Street, Pittsburg, Kansas  66762
       (Address of principal executive office   Zip Code)

         Registrant's telephone number:  (316/231-3390)


ITEM 5.  OTHER EVENTS

The press release filed with this report as Exhibit 99-A is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a.) Financial statements of business acquired.

     Not applicable.

(b.) Pro forma financial information

     Not applicable.

(c.) Exhibits

     The exhibits set forth on the Index to Exhibits on page 3 are incorporated herein by reference.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     NPC INTERNATIONAL, INC.

DATED:
May 12, 1997




Troy D. Cook
Vice President Finance
Chief Financial Officer
Principal Financial Officer


                                                       PAGE  NO.
                                                       IN THIS
EXHIBIT   DESCRIPTION                                  FILING

99-A      Press Release of Registrant dated
          April 24, 1997                                     4



                                                        Troy Cook
                                       Vice President Finance and
                                          Chief Financial Officer
                                                   (316) 231-3390

FOR IMMEDIATE RELEASE

           NPC INTERNATIONAL, INC. ANNOUNCES 100 UNIT
           PIZZA HUT ACQUISITION FROM JAMIE B. COULTER
 Recently announced acquisitions increase Pizza Hut holdings by over 94% over the last two years

      PITTSBURG, Kansas, (April 24, 1997) - Consistent with NPC International, Inc's goal (NASDAQ:NPCI) to continue the growth of its Pizza Hut Division, the Company announced that it had signed a letter of intent with Mr. Coulter to acquire 100 Pizza Hut units and associated development areas located in North Carolina
(18), Texas (3), Tennessee (9), Illinois (10), Delaware (13), Colorado (7), Nevada (5), Utah (5), Arizona (1), Oregon (25), and Washington (4) for $57 million. The 82 restaurants and 18 delivery carry-out units generated nearly $59.75 million in sales during the year ended December 31, 1996. The transaction is expected to close in late May, subject to certain contingencies, and will be financed through the issuance of long-term debt and additional borrowings under the Company's existing $175 million Revolving Credit Facility.

     On April 15, 1997, the Company announced that it had entered into a letter of intent to acquire 52 units from Pizza Hut, Inc. located in North Dakota, South Dakota, and Minnesota. This pending acquisition is expected to close in June. Assuming consummation of these transactions, NPC will have acquired 328 Pizza Hut units during the last 24 months, for an increase of over 94% in the number of Pizza Hut units operated since it's fiscal year ended March 28, 1995.

      Jamie B. Coulter, said, "Having been in the Pizza Hut business for 32 years this is a bittersweet moment for me and my Company. Personal reasons have forced me to make this decision, which under any other circumstances, I would not have made. I truly believe that the best days lie ahead for Pizza Hut given my confidence in the excellent leadership provided by David Novak. I would not have chosen to sell my Company to anyone other than NPC International, Inc. Gene Bicknell has been in this business longer than me and I have the utmost respect for his capabilities in perpetuating the success we have had as a franchisee."

     Gene Bicknell, Chairman and CEO, of NPC said, "We are elated by the opportunity to acquire one of the outstanding operations in the Pizza Hut system. Jamie Coulter has made a significant contribution to the Pizza Hut brand over the last 32 years. We have first-hand experience with the quality of Jamie's operation, and its culture as we acquired 15 units from him in 1986. As in the prior transaction, we plan to continue the standards of excellence for which his operations are known. The majority of the units acquired fill in our existing territories quite nicely while the remainder provides us an initial foothold in new markets such as Delaware and Portland, Oregon. We welcome the employees of this operation to the NPC family and look forward to their contribution to the growth of NPC."

      Jim Schwartz, President and COO, of NPC added, "The culture and operating style of our two organizations is very similar. These similarities will ease the assimilation process and allow us to realize the benefit of these operations more rapidly. In addition, we believe that the management talent acquired in this transaction will increase the management depth that we can leverage as we assimilate recent acquisitions and continue our growth. The tremendous growth we have experienced has not only allowed us to leverage the outstanding operators in the acquired markets, but also to enhance the careers of certain NPC management personnel. A number of these individuals are talented operators to whom the Company was not able to provide this kind of opportunity as our system experienced little growth in the early 90's."

     Consummation of the transaction is subject to negotiation of a definitive asset purchase agreement, board approval, completion of buyer's due diligence, approval from regulatory agencies, financing, and obtaining Pizza Hut's waiver of it's first right of refusal on the transaction.

      NPC International, Inc. is the world's largest Pizza Hut franchisee and operates [544] Pizza Hut restaurants and delivery kitchens in fourteen states. Through Romacorp, Inc. a wholly-owned subsidiary, NPC also operates and franchises 180 Tony Roma's restaurants, the casual theme restaurant Famous For Ribs.

      For  more  information contact Troy D. Cook, Vice President
Finance and Chief Financial Officer, NPC International, Inc., 720
W.  20th  Street,  Pittsburg, Kansas  66762.   Telephone  Number:
(316) 231-3390.









          *********************************************
                              97-07


                     NPC INTERNATIONAL, INC.
                       RESTAURANT HOLDINGS

PIZZA HUTS:

                                   Units           Units
                       Existing    Under LOI       Under LOI  Proforma
                         Units  from J.B. Coulter  from PHI   Unit Count

          Alabama       82         -                -           82
          Arkansas      72         -                -           72
          Arizona      ---         1                -            1
          Delaware     ---        13                -           13
          Colorado     ---         7                -            7
          Georgia        1         -                -            1
          Illinois      25        10                -           35
          Indiana       17         -                -           17
          Kansas        21         -                -           21
          Kentucky      13         -                -           13
          Louisiana     36         -                -           36
          Mississippi  117         -                -          117
          Minnesota    ---         -               10           10
          Missouri      29         -                -           29
          Nevada       ---         5                -            5
          North Carolina31        18                -           49
          North Dakota ---         -               16           16
          Oklahoma      32         -                -           32
          Oregon       ---        25                -           25
          Tennessee     48         9                -           57
          Texas         20         3                -           23
          South Dakota ---         -               26           26
          Utah         ---         5                -            5
          Washington   ---         4                -            4
               Total   544       100               52          696

TONY ROMA'S - Company-Owned:

                              Existing Units

          Alabama                    2
          California                 5
          Florida                   15
          Missouri                   1
          Nevada                     3
          Oklahoma                   1
          Tennessee                  1
          Texas                     11
          South Carolina             2
            Total                   40

     NOTE: The company also franchises 91 units in 20 states and 49 units in 17 foreign countries.